UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 30, 2008
Date of report (date of earliest event reported)
Digi International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)
Telephone Number: (952) 912-3444
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 30, 2008, Digi International Inc. (the “Company”) reported its financial results for the fourth quarter of fiscal 2008. See the Company’s press release dated October 30, 2008, which is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.
NON-GAAP FINANCIAL MEASURES
     The press release furnished as Exhibit 99.1 and certain information the Company intends to disclose on the conference call include certain non-GAAP financial measures. These measures include operating income, net income and net income per diluted share exclusive of the impact certain non-recurring items. The non-recurring items consist of in-process research and development, acquisition-related expenses, a writedown of an impaired investment and reversal of tax reserves and other discrete tax benefits. The reconciliations of these measures to the most directly comparable GAAP financial measures are provided in the press release.
     Management understands that there are material limitations on the use of non-GAAP measures. Non-GAAP measures are not substitutes for GAAP measures, such as operating income or net income, for the purpose of analyzing financial performance. The disclosure of these measures does not reflect all charges and gains that were actually recognized by the Company. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Management believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.
     Management believes that providing operating income, net income and net income per diluted share exclusive of the impact of non-recurring items permits investors to compare results with prior periods that did not include these items. Management believes that such information helps investors compare operating results and corporate performance exclusive of the impact of the Company’s capital structure and the method by which assets were acquired. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Company. In addition, shareholders in the Company have expressed an interest in seeing financial performance measures exclusive of the impact of decisions relating to acquisitions, which while important are not central to the core operations of the Company’s business.

Item 9.01 Financial Statements and Exhibits.
     The following Exhibit is furnished herewith:
99.1	Press Release dated October 30, 2008, announcing financial results for the fourth quarter of fiscal 2008.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: October 30, 2008

DIGI INTERNATIONAL INC.
By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Press Release dated October 30, 2008, announcing financial results for the fourth quarter of fiscal 2008.	Filed Electronically

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